SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549


FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report      December 15,1996

  PBT MASTER CREDIT CARD TRUST II SERIES B
(Exact name of registrant as specified in Department of the Treasury, Internal Revenue
Service Form SS-4)

THE PRUDENTIAL BANK AND TRUST COMPANY
(Servicer of the Trust)
(Exact name as specified in Servicer's charter)

Georgia (State or other jurisiction of
incorporation of of Master Servicer)
33-47311
(Commission File Number of Registrant)

58-0513395
(IRS Employer Identification
Number of	Registrant)


One Ravinia Drive,  Suite 1000,
Atlanta, Georgia 30346
(Address of principal executive offices of (Zip Code)
Master Servicer)

Servicer's telephone number, including
area code
 770-604-7033



Item 5.	Other Events.

On or about December 15,1996, principal and interest in accordance with the
Pooling and Servicing Agreement dated as of August 1, 1994 (the "Agreement"), among The
Prudential Bank and Trust Company, as
trustee (the "Trustee"), were distributed
 to holders ("Certificateholders")
with the variable rate Credit Card
Receivables Certificates evidencing
undivided fractional interests in PBT Master
Credit Card Trust II in accordance with
the Agreement.  A copy of the monthly
Certificateholders' Statement, as defined in the Agreement, was furnished to each Certificateholder in accordance with the
Agreement.  A copy of the Monthly
Certificateholders' Statement is being
filed as Exhibit 99 to this Current Report on Form 8-K.

Item 7(c).	Exhibits

Exhibit No.
99	Monthly Certificateholders Statement with
respect to the December 15,1996 distribution.



SIGNATURES

Pursuant to the requirements of the
Securities Exchange Act of 1934, the
registrant has caused this report to be
signed on its behalfby the undersigned
hereunto duly authorized.



Date:	December 15,1996

PBT MASTER CREDIT CARD TRUST II SERIES B
By: THE PRUDENTIAL BANK AND TRUST COMPANY, as Servicer


by:
Name:   Richard C. Keene
Title:	   Vice President



INDEX TO EXHIBITS

Exhibit No.				Description		Page

99			Monthly Certificateholders 		B-1
			Statement with respect to the
			December 15,1996 distribution.